SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 12, 2004


                         GALAXY NUTRITIONAL FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-16251                  25-1391475
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


             2441 Viscount Row                                32809
              Orlando, Florida                             (Zip Code)
  (Address of principal executive offices)


       Registrant's telephone number, including area code: (407) 855-5500


         (Former name or former address, if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

           Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

           Not applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

           Not applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not applicable.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

CHANGE OF OFFICER

On July 8, 2004, Christopher J. New resigned from his position with Galaxy Nutritional Foods ("the Company") as Chief Executive Officer in order to pursue other opportunities. Michael E. Broll, a member of the Company's Board of Directors has been appointed to assume the role and responsibilities of the Company's Chief Executive Officer. In accordance with the Separation and Settlement Agreement between the Company and Mr. New, the Company will record a lump sum settlement of approximately $445,000 related to the employment contract expense in July 2004. This charge will be reflected in the results for the Company's second quarter of fiscal 2005 ending September 30, 2004.

On July 12, 2004, the Company issued a press release to announce the change in the position of its Chief Executive Officer.

ABOUT MICHAEL E. BROLL

Michael E. Broll is a private investor and consultant in the food industry, and most recently was President and CEO, from 1999 to 2002, of Chef Solutions Inc., a subsidiary of Lufthansa Service Group ("LSG"), a business specializing in providing convenient baked foods and prepared meals to food service and retail segments of the food industry. Mr. Broll as an executive of SCIS/Sky Chef's, a subsidiary of ONEX Corporation, a Canadian based private equity group, assembled a group of six companies in the bakery and prepared food business to ultimately form and merge into a new entity called Chef Solutions Inc., an ONEX controlled company. Chef Solutions Inc. was subsequently sold to LSG in 2001. Under Mr. Broll's leadership, Chef Solutions grew to over $600 million in sales while achieving large profits. Mr. Broll's career also includes major executive assignments with Allied-Domecq Retailing as the head of its total supply chain for North America from 1997 to 1999, Ready Pac Produce, Inc. as President and COO from 1995 to 1997, Nestle USA as the head of all supply chains for the chilled food group in North America from 1993 to 1995, and Pillsbury Company as Vice President of Operations for the bakery group supply chain from 1991 to 1993. Mr. Broll received his BS in Economics from the University of Illinois in 1978.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           Exhibit 10.14 Separation and Settlement Agreement dated July 8, 2004 between Galaxy Nutritional Foods, Inc. and Christopher J. New (Filed herewith.)

           Exhibit 10.15 Employment Agreement dated July 8, 2004 between Galaxy Nutritional Foods, Inc. and Michael E. Broll (Filed herewith.)

           Exhibit 99.1 CEO Press Release issued by the Company on July 12, 2004 (Filed herewith.)


ITEM 8.  CHANGE IN FISCAL YEAR.

           Not applicable.


ITEM 9.  REGULATION FD DISCLOSURE.

           Not applicable.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                GALAXY NUTRITIONAL FOODS, INC.


July 13, 2004                                   By: /s/ Salvatore Furnari
                                                    ----------------------------

                                                Name:   Salvatore Furnari
                                                      --------------------------

                                                Title:  Chief Financial Officer
                                                       -------------------------

                                 EXHIBITS INDEX


Exhibit No.                       Exhibit Description                   Page No.
-----------                       -------------------                   --------

Exhibit 10.14 Separation and Settlement Agreement dated July 8, 2004 between Galaxy Nutritional Foods, Inc. and
                 Christopher J. New  (Filed herewith.)

Exhibit 10.15    Employment Agreement dated July 8, 2004 between
                 Galaxy Nutritional Foods, Inc. and Michael E. Broll (Filed herewith.)

Exhibit 99.1 CEO Press Release issued by the Company on July 12, 2004 (Filed herewith.)